UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2010

Old Second Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-10537	36-3143493
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

37 South River Street

Aurora, Illinois  60507

(Address of principal executive offices) (Zip code)

(630) 892-0202

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                                          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 2, 2010, following the receipt of stockholder approval at a Special Meeting of Stockholders (as discussed below under Item 5.07), Old Second Bancorp, Inc. (the “Company”) filed a Certificate of Amendment to its Restated Certificate of Incorporation to increase the number of authorized shares of common stock, par value $1.00 per share, under the Restated Certificate of Incorporation from 40,000,000 to 60,000,000.

A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this report and is incorporated by reference in this Item 5.03.

Item 5.07.                                          Submission of Matters to a Vote of Security Holders.

On August 2, 2010, a Special Meeting of Stockholders of Old Second Bancorp, Inc., a Delaware corporation, was held at the main office of Old Second National Bank, 37 South River Street, Aurora, Illinois.  The meeting was called to seek stockholder approval of an amendment to the Company’s Restated Certificate of Incorporation increasing the number of authorized shares of common stock from 40,000,000 shares to 60,000,000 shares and to approve the issuance of up to 6,000,000 shares of the Company’s common stock in exchange for outstanding trust preferred securities of Old Second Capital Trust I and Old Second Capital Trust II, in accordance with Nasdaq Marketplace Rule 5635.  The results of the stockholder vote on each of these proposals are as follows:

1.                                       The approval of an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 40,000,000 to 60,000,000.

# OF SHARES VOTED FOR	# OF SHARES VOTED AGAINST	ABSTENTIONS	BROKER NON-VOTES

11,335,177	1,657,267	147,515	—

2.                                       The approval of the issuance of up to 6,000,000 shares of the Company’s common stock in exchange for the outstanding trust preferred securities of Old Second Capital Trust I and Old Second Capital Trust II, in accordance with Nasdaq Marketplace Rule 5635.

# OF SHARES VOTED FOR	# OF SHARES VOTED AGAINST	ABSTENTIONS	BROKER NON-VOTES

9,268,641	1,217,513	171,930	2,481,875

No other matters were voted on at the Special Meeting of Stockholders.

Item 9.01.              Financial Statements and Exhibits.

(d)                              Exhibits.

3.1                                 Certificate of Amendment, dated August 2, 2010, to the Restated Certificate of Incorporation of Old Second Bancorp, Inc., as filed with the Secretary of State of the State of Delaware on August 3, 2010

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2010	OLD SECOND BANCORP, INC.

	By:	/s/ J. Douglas Cheatham
	Name:	J. Douglas Cheatham
	Title:	Executive Vice President and Chief Financial Officer